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                                                                   Exhibit 10.3


         1996 STOCK INCENTIVE PLAN OF BIOSITE DIAGNOSTICS INCORPORATED:

                        INCENTIVE STOCK OPTION AGREEMENT


Biosite Diagnostics Incorporated, a Delaware corporation (the "Company"), hereby grants an option to purchase shares of its common stock to the optionee named below. The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the 1996 Stock Incentive Plan of Biosite Diagnostics Incorporated (the "Plan").


Date of Option Grant: ___________ ___, 199__

Name of Optionee: ____________________________

Optionee's Social Security Number: ____-___-_____

Number of Shares of Company Common Stock Covered by Option: _______

Exercise Price per Share: $__.____

Vesting Start Date: ___________ ___, 199__



           BY SIGNING THIS COVER SHEET, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED IN THE ATTACHMENT AND IN THE PLAN.




Optionee: _________________________________
                    (Signature)




Company: ______________________________________
                    (Signature)

            Title:  ___________________________




Attachment
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       1996 STOCK INCENTIVE PLAN OF BIOSITE DIAGNOSTICS INCORPORATED:

                      INCENTIVE STOCK OPTION AGREEMENT


INCENTIVE STOCK OPTION       This option is intended to be an incentive stock
                             option under section 422 of the Internal Revenue
                             Code and will be interpreted accordingly.

VESTING Your right to exercise this option shall become exercisable on a daily basis over a four-year period starting on the Vesting Start Date, as shown on the cover sheet. Except as provided below, your vested shares of Company Common Stock shall be determined by multiplying your days of Service since the Vesting Start Date by .000684931 and by the number of shares of Company Common Stock covered by this option, as shown on the cover sheet. The resulting number of shares will be rounded to the nearest whole number. Notwithstanding the foregoing, no part of this option is exercisable until you have completed six consecutive months of Service. "Service" means your service as an employee, director, consultant or advisor of the Company or any affiliated company.

                             No additional shares become exercisable after your Company service has terminated for any reason.

TERM Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your Service terminates, as described below.)

REGULAR TERMINATION          If your Service terminates for any reason except
                             death or total and permanent disability, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

                             The Company determines when your service terminates for this purpose.





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Initial Grant
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DEATH                        If you die while still in Service, then your
                             option will expire at the close of business at Company headquarters on the date 12 months after the date of death. During that 12-month period, your estate, heirs or designated beneficiary may exercise the vested portion of your option.


DISABILITY                   If your Service terminates because of your total
                             and permanent disability, then your option will expire at the close of business at Company headquarters on the date 12 months after your termination date. During that period, you may exercise the vested portion of your option.

                             "Total and permanent disability" means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted, or can be expected to last, for a continuous period of not less than one year.

LEAVES OF ABSENCE            For purposes of this option, Service does not
                             terminate when you go on a military leave, a sick leave or another bona fide leave of absence, if the leave was approved by the Company in writing. But
                             Service will be treated as terminating 90 days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless you immediately return to Service.

                             The Company determines which leaves count for this purpose.

RESTRICTIONS ON              The Company will not permit you to exercise this
EXERCISE                     option if the issuance of shares at that time would
                             violate any law or regulation.

NOTICE OF EXERCISE           When you wish to exercise this option, you must
                             notify the Company by filing the proper "Notice of Exercise" form at the address given on the form.
                             Your notice must specify how many shares you wish to purchase. Your notice must also specify how your shares should be registered (in your name only or in your and your spouse's names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.


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                             If someone else wants to exercise this option after
                             your death, that person must prove to the Company's satisfaction that he or she is entitled to do so.


FORM OF PAYMENT              When you submit your notice of exercise, you must
                             include payment of the option price for the shares you are purchasing. Payment may be made in one (or a combination of two or more) of the following forms:

                      o Your personal check, a cashier's check or a money order.

                      o Certificates for Company stock that you have owned for at least six months, along with any forms needed to effect a transfer of the shares to the Company. The value of the shares, determined as of the effective date of the option exercise, will be applied to the option price.

                      o Irrevocable directions to a securities broker approved by the Company to sell your option shares and to deliver all or a portion of the sale proceeds to the Company in payment of the option price. (The balance of the sale proceeds, if any, will be delivered to you.) The directions must be given by signing a special "Notice of Exercise" form provided by the Company.

WITHHOLDING TAXES            You will not be allowed to exercise this option
                             unless you make acceptable arrangements to pay any withholding taxes that may be due as a result of the option exercise.

RESTRICTIONS ON RESALE       By signing this Agreement, you agree not to sell
                             any option shares at a time when applicable laws or Company policies prohibit a sale. This restriction will apply as long as you are in the Service of the Company.

TRANSFER OF OPTION           Prior to your death, only you may exercise this
                             option.  You cannot transfer or assign this option.
                             For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will.





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RETENTION RIGHTS             Your option or this Agreement do not give you the
                             right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your service at any time, with or without cause.

STOCKHOLDER RIGHTS           You, or your estate or heirs, have no rights as a
                             stockholder of the Company until a certificate for your option shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.


ADJUSTMENTS                  In the event of a stock split, a stock dividend or
                             a similar change in Company stock, the number of shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan.

APPLICABLE LAW               This Agreement will be interpreted and enforced
                             under the laws of the State of California.

THE PLAN AND OTHER           The text of the Plan is incorporated in this
AGREEMENTS                   Agreement by reference.  This Agreement and the
                             Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.


BY SIGNING THE COVER SHEET OF THIS AGREEMENT, YOU AGREE TO ALL OF THE TERMS AND CONDITIONS DESCRIBED ABOVE AND IN THE PLAN.





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